UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009 [June 26, 2009]

ANTICUS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51779 (Commission File Number)	98-0375504 (IRS Employer Identification No.)

1155 Rene-Levesque Ouest, Suite 2500, Montreal, Quebec, Canada H3B 2K4
(Address of principal executive offices)

(514) 992-1391
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

On June 25, 2009, the Board of Directors of Anticus International Corporation  (the “Company”, “we”, or “our”) approved the appointment of De Joya Griffith & Company, LLC (“De Joya”), as our independent auditors for our fiscal year ending June 30, 2009.  Our auditors for the fiscal years ending 2007 and 2008 were Jonathon P. Reuben CPA, an Accountancy Corporation, and our auditors for the three interim reporting periods of Fiscal year ending June 30, 2009, were RSM Richter LLP (“RSM”). The change in auditors from Jonathon P. Reuben CPA, an Accountancy Corporation to RSM was previously disclosed in a Form 8-K filed with the SEC on November 12, 2008.  There have been no disputes with RSM in regard to the Company’s financial reporting.

(1) Previous Independent Auditors:

On June 25, 2009, the Board of Directors approved a change in auditors from RSM to De Joya. As of June 26, 2009, the Company dismissed RSM as its principal accountant previously engaged to audit the Company's financial statements. RSM was engaged to audit the Company's financial statements for the fiscal years ended June 30, 2009, and was the Company’s auditor since November 11, 2008.

During the Company's three interim periods preceding RSM’s dismissal, there were no disagreements between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

There were no reportable events (as such term is defined by paragraph (a)(1)(v) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K") that occurred within the Company's three most recent interim periods preceding the dismissal of RSM.

The Company provided RSM with a copy of the disclosures made in this Current Report on Form 8-K prior to the filing of the same. The Company requested RSM to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made in this Form 8-K. A copy of the letter from RSM to the SEC advising that they are in agreement with the disclosure in this Form 8-K is appended as an exhibit to this filing.

(2) New Independent Auditors:

On June 26, 2009, the Company engaged the accounting firm of De Joya as its principal accounting firm to audit the Company’s financial statements as successor to RSM.  During the Company’s two most recent fiscal years or subsequent interim period, the Company has not consulted with De Joya regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; nor did De Joya provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; nor has any disagreement or other reportable event (as such are defined in paragraphs (a)(1)(iv)-(v) under Item 304 of Regulation S-K) occurred as disclosed above.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Copies of the following documents are included as exhibits to this current report pursuant to Item 601 of Regulation S-B:

Exhibit Number	Description
16.1	Letter from RSM dated August 7, 2009 regarding the change in certifying accountant	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTICUS INTERNATIONAL CORPORATION

Date: August 7, 2009	By:	/s/ Daniel Trudeau
Name: Daniel Trudeau
Title: President and CEO